Making Hope A Reality December 10, 2014 Nasdaq : BLUE Exhibit 99.1

Forward Looking Statement These slides and the accompanying oral presentation contain forward-looking statements and information.  The use of words such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “intend,” “future,” “potential,” or “continue,” and other similar expressions are intended to identify forward looking statements.  For example, all statements we make regarding the initiation, timing, progress and results of our preclinical and clinical studies and our research and development programs, our ability to advance product candidates into, and successfully complete, clinical studies, and the timing or likelihood of regulatory filings and approvals are forward looking. All forward-looking statements are based on estimates and assumptions by our management that, although we believe to be reasonable, are inherently uncertain.  All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that we expected. These statements are also subject to a number of material risks and uncertainties that are described in our most recent quarterly report on Form 10-Q, as well as our subsequent filings with the Securities and Exchange Commission.  Any forward-looking statement speaks only as of the date on which it was made.  We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Overview – bluebird bio Potential for one-time transformative treatments for severe genetic and orphan diseases Encouraging clinical efficacy and safety data in beta thalassemia and CCALD with an emerging pipeline, including a clinical program in sickle cell disease Industrialized gene delivery platform across people, production, development and deployment Disruptive gene addition and gene editing technologies with broad product and deal potential Industry leading team and culture funded for success bluebird Pipeline

Products	Program Area	Preclinical	Phase I/II	Phase II/III	Rights
	CNS Diseases				
Lenti-D	Childhood Cerebral ALD – Starbeam Study*				Worldwide
	Hematologic Diseases				
LentiGlobin™	β-thalassemia/SCD (France) – HGB-205 Study**				Worldwide
	β-thalassemia (U.S.) – Northstar Study**				
	Sickle Cell Disease (U.S.) – HGB-206 Study				
	Oncology				
CAR-T Cells	Hematologic/Solid Tumors				Global Celgene Collaboration
	Research				
Early Pipeline	Undisclosed + Gene Editing				Worldwide

* The Phase II/III Starbeam Study is our first clinical study of our current Lenti-D viral vector and product candidate.

** The Phase I/II HGB-205 and Northstar Studies are our first clinical studies of our current LentiGlobin viral vector and product candidate.

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ASH Data Demonstrates First Four Patients Treated with β-thalassemia Major are Transfusion-Free Clinical data to-date from both Northstar and HGB-205 studies continue to be very promising: First four patients with at least three months of follow-up are transfusion-free Early, robust and steadily rising βA-T87Q-globin levels First subject with SCD underwent successful transplantation and achieved neutrophil engraftment Enrollment in both studies on track to be completed in 2015 Team focused on treating more patients to refine understanding of treatment and patient variables to inform our development path and pivotal trials

B-thalassemia Major: Disease Overview



Disease

- Our focus is β-thalassemia major (e.g. transfusion-dependent)
  - Most severe form
- Monogenic, severe anemia
- Loss of or reduced β-globin production
- Poor quality of life & shortened lifespan

Current Treatments

- Frequent, chronic blood transfusions
  - Iron overload leads to organ failure
- Ongoing iron chelation
  - Frequently suboptimal
- Allogeneic transplant (rarely)
  - Difficulty finding a suitable match
  - Morbidity and mortality due to graft rejection, GVHD and immunosuppression

Epidemiology

- Global β-thalassemia prevalence ~288K; incidence ~60K
- US/Europe β-thalassemia prevalence (treated) ~15K; incidence ~1.5K
  - 60-80% severe/major
- Affects people of Mediterranean, Middle Eastern, South Asian and SE Asian descent

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Our Manufacturing Platform – How it Works (~40 hrs) Bone marrow harvest

Β-thalassemia: Clinical Trial Summary Second Generation BB305 Vector Northstar Study HGB-205 Trial Location(s) US, Australia, Thailand France Phase I/II I/II N 15 7 Indication β-thalassemia major β-thalassemia major & severe sickle cell disease Sites Multi-center 1 Status Enrollment ongoing Enrollment ongoing

Study Enrollment Disposition

Northstar Study


Consented
N=15
Ineligible
N=2
Eligible
N=13*
Apheresis
Failure
N=1
Stem Cell Harvest
Performed
N=10
Transduction
in Progress
N=2
Transduction
Complete
N=7
Drug Product
Infused
N=5

HGB-205


Consented
N=5
Ineligible
N=1
Eligible
N=4
Stem Cell Harvest
in Process
N=1
Stem Cell Harvest
Performed
N=3
Transduction
Complete
N=3
Drug Product
Infused
N=3

Both charts as of December 1, 2014; *3 patients in active screening in Northstar Study

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Demographics and Baseline Characteristics for Treated Subjects with β-thalassemia Data as Presented at ASH 2014 TRIAL Northstar* HGB-205 Subject 1102 1104 1106 1107 1108 1201 1202 Age/Sex 18/F 21/F 20/F 26/F 18/F 18/F 16/M Country of birth USA Thailand Pakistan Australia USA Syria France Genotype β0/βE β0/βE β0/β0 β0/β0 β0/β+ β0/βE β0/βE Transfusion requirement (mls/kg/year) 137 153 197 223 144 139 188 CD34+ VCN (pre-infusion) 1.0/1.1** 0.7/0.7** 1.5 1.0 0.9 1.5 2.1 CD34+ cell count (x106/kg) 6.5 5.4 13.5 15.0 7.9 8.9 13.6 Follow-up (months)*** 6 2**** 3 1 <1 12 9 * Drug products for untreated Subjects 1109 and 1110 have been produced resulting in VCNs of 0.6/0.6 and 0.7 respectively ** If more than one drug product was manufactured the VCN of each product lot is quantified *** Data as of December 1, 2014 from an open database and is subject to change **** Efficacy data only available for 1 month follow-up post-transplant

Clinical Safety for Infused Subjects with β-thalassemia

	Subject 1102	Subject 1104	Subject 1106	Subject 1107	Subject 1201	Subject 1202
Neutrophil engraftment ANC > 500/µL	Day +17	Day +18	Day +29	Day +14	Day +13	Day +15
Platelet engraftment Unsupported platelet count > 20,000/µL	Day +28	Day +31	Day +30	Day +27	Day +17	Day +24
Non-laboratory ≥Grade 3 AEs post-infusion	• Mucositis • Bacteremia • Febrile neutropenia	• Mucositis	• Mucositis • Epistaxis • Febrile neutropenia	• Mucositis • Infection • Headache	• Premature menopause • Mucositis	• Mucositis *
SAEs post-infusion	None	Catheter Thrombosis	None	None	None	None

Data from Northstar as of 21 November 2014; Data from HGB 205 as of 27 October 2014
Subject 1108 was infused in November 2014 and no data is available
Subject 1201 had an asymptomatic Grade 3 AST and ALT elevation from Day 23 to Day 90
* Mucositis on Subject # 1202 started 1 day before infusion

Data as Presented at ASH 2014

- All AEs consistent with myeloablative conditioning
- No ≥Grade 3 AEs related to drug product, no RCL at 3 and 6 months
- Integration site analysis on 3 subjects to-date, reveals highly polyclonal (>1000 clones) reconstitution at 3 and 6 months, without clonal dominance

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Vector Copy Number (VCN) and βA-T87Q- globin Expression for Subjects with β-thalassemia Over Time Mean VCN (copies/cell) Vector Copy Number in Drug Product and Peripheral Blood HbAT87Q (g/dL) βA-T87Q-globin Expression in Peripheral Blood Months post-infusion Months post-infusion

3.8 6.8 7.7 9.6 Color by Hb Type HbAT87Q Hb A2 Hb F Hb E Hb A Color by Hb Type Consistently Robust βA-T87Q-globin Levels Hb g/dL Months post-drug product infusion

All Subjects with at Least 3 Months of Follow-up are Transfusion-Free, Regardless of Genotype Days Transfusion-Free Subject Months post-infusion Days Transfusion-Free as of December 1, 2014 β0/βE 94 days 359 days 260 days 154 days β0/βE β0/βE β0/β0

Sickle Cell Disease: Disease Overview



Disease	Current Treatments	Epidemiology

• Monogenic, severe anemia
• Polymerization of β-globin chains deforms / sickles red blood cells
• Poor quality of life
  ◦ Pain crises, stroke, splenomegaly
• Shortened lifespan
	• Non curative treatments
	  ◦ Hydroxyurea
	  ◦ Blood transfusions
	  ◦ Pain management
	• Allogeneic Transplant
	  ◦ Match uncommon
	  ◦ High morbidity / mortality
		• US/EU Prevalence ~150K
		• US/EU incidence ~3K
		• Global prevalence ~25M
		• Global incidence ~300K

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bluebirdbio

Evidence for Why BB305 globin May Work for Sickle Cell Disease (SCD)

- BB305 globin incorporates an anti-sickling amino acid that is found in fetal hemoglobin (glutamine at position 87)

- Anti-sickling activity of $\beta^{A\text{-}T87Q}$-globin has been demonstrated in a mouse model of SCD (Science 2001)

- Elevated fetal hemoglobin from hereditary persistence of fetal hemoglobin (HPFH) has shown clinical benefit


Sickle-Cell Anemia
Normal red blood cell (RBC)
Normal red blood cell section
Normal hemoglobin
RBCs flow freely within blood vessel
Abnormal sickle red blood cell section
Sticky sickle cells
Sickle cells blocking blood flow
Abnormal hemoglobin form strands that cause sickle shape


βs
βs
F
V
T
L
polymerization
βs
β–87
F
V
Q
L
destabilization

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Proportion of total hemoglobin carrying βA-T87Q chains Months post drug product infusion High T87Q-globin Proportion Observed in Thalassemia Subjects is Promising for Potential SCD Outcomes βA-T87Q-globin Proportion in Peripheral Blood

Data Summary of First Subject with SCD Treated in HGB-205 First ever treatment of a subject with SCD using gene therapy Drug Product infusion in October 2014 Tolerated transplantation well, without serious adverse events Neutrophil engraftment on Day 37; platelet engraftment pending Currently too early post-engraftment to assess meaningful efficacy data Subject Trial Age/Sex Country of birth Genotype Transfusion requirement (mls/kg/year) CD34+ VCN CD34+ cell count (x106/kg) Follow-up (months) 1204 HGB-205 13/M France βS/βS 170 1.2/1.0* 5.6 1 * If more than one drug product was manufactured the VCN of each product lot is quantified

HGB-206: SCD Study is Now Active HGB-206 Trial Location US Phase I N 8 Indication Severe sickle cell disease Clinical Endpoints* Primary : safety Secondary: clinical events Sites Multi-Center Status Enrollment open *Measure red cell function tests, hemolysis markers; frequency of clinical events secondary to SCD (e.g. severe vaso-occlusive crises, strokes, etc.)

Data will Continue to Drive β-thalassemia and SCD Programs Promising clinical data to-date from both Northstar and HGB-205 studies: Early, robust and steadily rising βA-T87Q-globin levels First four patients transfusion-free for at least 3 months, one of whom is out 12 months First subject with SCD underwent successful transplantation and achieved neutrophil engraftment Treatment with LentiGlobin has been well tolerated to-date As more data become available, we expect to gain further insight into: Inter-subject variability Correlation between VCN and βA-T87Q-globin levels Kinetics of βA-T87Q-globin production, and the impact on transfusion reduction/elimination Clinical outcomes across multiple β-thalassemia major genotypes Early outcomes in SCD Enrollment in both studies on track to be completed in 2015

Lead the gene therapy revolution Deliver clinically transformative data across both platforms Invest in global infrastructure Leverage capabilities and technologies to enable deeper and broader pipeline Lentiviral Gene Delivery – High Quality and Large Scale Cellular Transduction Capabilities – Global Gene Editing – MegaTALs/Homing Endonucleases Looking Forward: Our Strategic Intent Hematopoietic Stem Cells (HSCs) severe genetic diseases T-Cells immunotherapy

2014 – Substantial Progress

2014	
Development Milestones	**Corporate Milestones**
☑ First subject transplanted in Northstar Study ☑ Preliminary HGB-205 data in β-Thalassemia presented at EHA ☑ First subject with sickle cell disease infused in HGB-205 ☑ Launched HGB-206 sickle cell study ☑ Preliminary Northstar & HGB-205 data in β-thalassemia presented at ASH	☑ Raised ~$110 million (net proceeds) to fund operations ☑ Acquired Pregenen's gene editing capabilities • Expertise in homing endonucleases and MegaTALs • Robust nuclease discovery platform and proprietary database ☑ Advanced Celgene/Baylor CAR T-cell Collaboration • Opens T-cell opportunity, builds upon existing capabilities and expands pipeline • Expect to enter the clinic in the next 18 months

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bluebird bio 2020: The Gene Therapy Product Company 2010 - 2014 2015 - 2020 Broad Gene Therapy Infrastructure Translational Development Manufacturing Clinical Regulatory Product Pipeline Internal Programs Partnerships

Why We Do What We Do Our Vision – Make Hope a Reality Seeking to transform the lives of patients with severe genetic and orphan diseases through the development of innovative gene therapy products. Ethan Cameron Aidan